UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2011
Commission File Number: 0-7914

(Exact name of registrant as specified in its charter)

Delaware	84-0592823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

633 17th Street, Suite 1900 Denver, Colorado	80202-3619
(Address of principal executive offices)	(Zip Code)

(303) 296-3076
(Registrant telephone including area code)

Check the appropriate item below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2011, Earthstone Energy, Inc. (the “Company”) adopted an amendment to its Amended and Restated Bylaws, dated February 26, 2010 (the “Bylaws”).

A new Section 2.13 was added to the Bylaws which indicates that the transfer books and records of the Company will not be closed for any purpose.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

The following is furnished as an exhibit to this report:

Exhibit No.	Description

3(ii)c	First Amendment to Company’s Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EARTHSTONE ENERGY, INC.
(Registrant)

Date: November 22, 2011	By:	/s/ Ray Singleton
Ray Singleton, President and Chief Executive Officer